As filed with the U.S. Securities and Exchange Commission on October 6, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

July 31, 2023

US Vegan Climate ETF

Ticker: VEGN

US Vegan Climate ETF

US Vegan Climate ETF

Letter to Shareholders

(Unaudited)

Dear Shareholders,

As CEO of Beyond Investing, I would like to express our sincere appreciation for the confidence you have placed in us by investing in the US Vegan Climate ETF (“VEGN” or the “Fund”). The following information pertains to the period from August 1, 2022 through July 31, 2023 (the “current fiscal period”).

The Fund seeks to track the total return performance, before fees and expenses, of the Beyond Investing US Vegan Climate Index (“VEGAN” or the “Index”). The Index, developed by Beyond Investing, is a passive, rules-based index of U.S. mainly large cap stocks, screened according to vegan and climate-conscious principles.

Taking the largest 500 stocks in the U.S. market, VEGAN excludes companies engaged in animal exploitation, defense, human rights abuses, fossil fuels extraction and energy production, and other environmentally damaging activities. VEGAN includes mid-cap stocks that replace companies in sectors that become underweight through these exclusions.

The Fund experienced positive performance during the current fiscal period. The market price for VEGN increased 14.43% and the NAV increased by 15.36%, meanwhile the S&P 500® Index, a broad market index, rose 13.02% over the same period. The Fund’s Index advanced by 16.10% over the same period. Meanwhile, outstanding shares ended the period at 1,875,000.

For the current fiscal period, the top five contributors to Fund performance added the following amounts:

NVIDIA Corporation	5.52%
Broadcom, Inc.	1.81%
Oracle Corporation	0.55%
Mastercard, Inc. – Class A	0.49%
Visa, Inc. – Class A	0.49%

For the current fiscal period, the bottom five contributors to Fund performance detracted by the following amounts:

First Republic Bank	-0.60%
Verizon Communications, Inc.	-0.35%
Crown Castle, Inc.	-0.27%
UnitedHealth Group, Inc.	-0.27%
American Tower Corporation	-0.25%

US Vegan Climate ETF

Letter to Shareholders

(Unaudited) (Continued)

As commented upon in the semi-annual letter, VEGN had already suffered slight underperformance compared to the S&P 500® Index as at January 31, 2023 performance trailed by -1.83% on market price and 0.97% on NAV. This underperformance versus the S&P 500® Index was due to increasing interest rates provoking fears of a recession also caused by higher oil and raw materials prices. This undermined higher beta technology and communications stocks to which the fund is exposed. Growth stocks were hit hard since the present value of future expected profits falls at higher interest rates and the Fund has a growth bias thanks to its underweight to defensive sectors like energy, tobacco and consumer staples.

A dramatic reversal of the Fund’s half year underperformance was seen in January 2023 as corporate earnings came in mostly better, supporting growth stocks, and technology and communication sectors were the strongest, with energy and pharmaceuticals retracing, and aerospace and defense flat. In January 2023 the Fund was up 9.95% on NAV against the gain in the S&P 500® Index of 6.28%. This outperformance continued through the latter half of the current fiscal period, with the Fund up 17.08% on market price over the period from February 1, 2023 to July 31, 2023 against a gain in the S&P 500® Index of 13.52%

Market performance from February 2023 through to July 2023, using the S&P 500® Index as a market benchmark, was driven by expectations over interest rates, with initial optimism that the early rate increase in February might be enough hit by concerns that rates might need to stay high for a longer period. The market downturn late February provoked by slower consumer spending added fears of a slowing economy to the mix. A reversal in March was led by strong gains in technology stocks which offset the weakness in financials, pulled down by the failure of regional U.S. banks such as Silicon Valley Bank and Signature Bank and a further Fed rate increase. A firm April, with corporate earnings generally beating expectations, was supported by perceptions that a rate hike in May might be the last in this cycle. The Fed duly delivered, and the market stabilized in May with a resolution of the debt ceiling in the House. The top stocks led the market in June, although breadth of gains across the market was remarkable and there was a resurgence in IPOs. The market firmness continued into July, despite a further rate increase, with the slowdown in earnings leading market participants to believe that there is little more to come.

VEGN performance beat the S&P 500® Index in every month in 2023 except for March and April. VEGN outperformed in February 2023, thanks to the relative outperformance of technology stocks and weakness in energy and utilities stocks. Underperformance versus the S&P 500® Index in March was driven by weakness in financials. Underperforming sectors through April to July 2023 were energy, utilities, consumer staples, healthcare, all sectors where the fund is underweight. Consumer

US Vegan Climate ETF

Letter to Shareholders

(Unaudited) (Continued)

discretionary, where the Fund also has little exposure, by contrast was strong through mid-July, however, its strength was more than compensated for by the gains in technology and communication stocks, which the Fund is overweight.

The fund’s positive performance was led by the same stocks that had performed well in the first half, namely NVIDIA Corporation, Broadcom, Inc., Oracle Corporation, Mastercard, Inc. – Class A, Visa, Inc. – Class A whereas for the full year, only UnitedHealth Group, Inc. continued to underperform. Among losing stocks in the second half year were First Republic Bank, Verizon Communications, Inc., Crown Castle, Inc., and American Tower Corporation, which replaced Tesla, Inc., Alphabet, Inc. and Adobe, Inc. as the weakest performers.

By category of exclusion, ahead of the market turnaround in January 2023, the main exclusions driving Fund underperformance were the removal of animal-derived products and fossil fuel companies, while excluding animal testing was supportive. By contrast, the exclusion of fossil fuel, both its production and consumption by energy producers, weapons, tobacco and animal-derived products, were the cause of the majority of the outperformance in the second half of the current fiscal period, while excluding animal testing detracted. For the entire year, avoiding financial stocks financing our exclusions, utilities consuming fossil fuel, weapons and animal testing were the principle causes of the net outperformance.

Thanking you once again for your trust,

Sincerely,

Claire Smith, Chief Executive Officer
Beyond Investing LLC, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Investing involves risk, including the possible loss of principal. Shares of an ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. The performance of the Fund may diverge from that of the Index and may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Market returns are based on the primary exchange’s official close price at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

US Vegan Climate ETF

Letter to Shareholders

(Unaudited) (Continued)

Standard & Poor’s 500 Index (S&P 500® Index) – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Quotes for the Index can be found under the symbol “SPX” on the Bloomberg Professional service and other financial data providers.

The Beyond Investing US Vegan Climate® Index is a passive rules-based index of primarily U.S. large cap stocks that seeks to avoid investments in companies whose activities directly contribute to animal suffering, destruction of the natural environment and climate change. Quotes for the Index can be found under the symbol “VEGAN” on the Bloomberg Professional service and other financial data providers.

One may not directly invest in an index.

Past performance does not guarantee future results.

The US Vegan Climate ETF is distributed by Quasar Distributors, LLC.

US Vegan Climate ETF

Performance Summary

(Unaudited)

Growth of $10,000

Average Annual Returns July 31, 2023	One Year	Three Years	Since Inception (9/9/2019)
US Vegan Climate ETF - NAV	15.36%	12.43%	13.88%
US Vegan Climate ETF - Market	14.43%	12.37%	13.86%
Beyond Investing US Vegan Climate® Index	16.10%	13.20%	14.68%
S&P 500® Index	13.02%	13.72%	13.60%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 9, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (800) 617-0004. Gross expense ratio as of the December 2, 2022 prospectus is 0.60%

US Vegan Climate ETF

Portfolio Allocation

As of July 31, 2023 (Unaudited)

Sector	Percentage of Net Assets
Technology (a)	36.2%
Financial	21.3
Communications	14.9
Consumer, Non-cyclical	11.8
Consumer, Cyclical	8.5
Industrial	6.5
Energy	0.4
Short-Term Investments	0.2
Utilities	0.2
Other Assets in Excess of Liabilities (b)	0.0
100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

US Vegan Climate ETF

Schedule of Investments

July 31, 2023

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Communications — 14.9%
2,026	Airbnb, Inc. - Class A (a)	$308,337
12,076	Alphabet, Inc. - Class A (a)	1,602,727
12,005	Alphabet, Inc. - Class C (a)	1,597,985
1,196	Arista Networks, Inc. (a)	185,488
36,290	AT&T, Inc.	526,931
191	Booking Holdings, Inc. (a)	567,423
689	CDW Corporation	128,891
535	Charter Communications, Inc. - Class A (a)	216,777
37,938	Cisco Systems, Inc.	1,974,293
21,270	Comcast Corporation - Class A	962,680
1,336	DoorDash, Inc. - Class A (a)	121,295
2,730	eBay, Inc.	121,512
749	Expedia Group, Inc. (a)	91,775
195	FactSet Research Systems, Inc.	84,833
3,146	Gen Digital, Inc.	61,190
778	GoDaddy, Inc. - Class A (a)	59,976
1,951	Interpublic Group of Companies, Inc.	66,783
1,023	Omnicom Group, Inc.	86,566
1,516	Palo Alto Networks, Inc. (a)	378,939
2,995	Pinterest, Inc. - Class A (a)	86,825
4,949	Snap, Inc. - Class A (a)	56,221
672	Spotify Technology SA (a)	100,403
2,857	T-Mobile US, Inc. (a)	393,609
2,254	Trade Desk, Inc. - Class A (a)	205,700
9,848	Uber Technologies, Inc. (a)	487,082
463	VeriSign, Inc. (a)	97,670
21,384	Verizon Communications, Inc.	728,767
		11,300,678
	Consumer, Cyclical — 8.5%
144	AutoNation, Inc. (a)	23,181
802	CarMax, Inc. (a)	66,253
2,303	Copart, Inc. (a)	203,562
712	Cummins, Inc.	185,690
1,536	D.R. Horton, Inc.	195,103

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Schedule of Investments
July 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Consumer, Cyclical — 8.5% (Continued)
1,931	DraftKings, Inc. - Class A (a)	$61,367
2,902	Fastenal Company	170,086
702	Genuine Parts Company	109,316
1,263	Lennar Corporation - Class A	160,186
136	Lithia Motors, Inc.	42,232
748	Live Nation Entertainment, Inc. (a)	65,637
1,289	LKQ Corporation	70,624
913	National Vision Holdings, Inc. (a)	19,748
16	NVR, Inc. (a)	100,903
311	O’Reilly Automotive, Inc. (a)	287,921
2,626	PACCAR, Inc.	226,177
420	Planet Fitness, Inc. - Class A (a)	28,367
193	Pool Corporation	74,255
1,073	PulteGroup, Inc.	90,551
3,166	Rivian Automotive, Inc. - Class A (a)	87,508
15,079	Tesla, Inc. (a)	4,032,577
206	W.W. Grainger, Inc.	152,129
		6,453,373
	Consumer, Non-cyclical — 11.8%
2,103	Automatic Data Processing, Inc.	519,988
103	Avis Budget Group, Inc. (a)	22,690
1,635	Beyond Meat, Inc. (a)	28,122
2,736	Block, Inc. (a)	220,330
213	Celsius Holdings, Inc. (a)	30,821
2,801	Centene Corporation (a)	190,720
1,503	Cigna Group	443,535
2,051	CoStar Group, Inc. (a)	172,223
1,205	Elevance Health, Inc.	568,314
256	elf Beauty, Inc. (a)	29,880
622	Equifax, Inc.	126,938
363	FleetCor Technologies, Inc. (a)	90,354
390	Gartner, Inc. (a)	137,900
32,865	Ginkgo Bioworks Holdings, Inc. (a)	82,491
1,332	Global Payments, Inc.	146,853

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Schedule of Investments
July 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Consumer, Non-cyclical — 11.8% (Continued)
1,058	HCA Healthcare, Inc.	$288,633
3,702	Hertz Global Holdings, Inc. (a)	62,379
635	Humana, Inc.	290,087
323	Ingredion, Inc.	35,937
922	IQVIA Holdings, Inc. (a)	206,307
187	MarketAxess Holdings, Inc.	50,344
697	McKesson Corporation	280,473
292	Molina Healthcare, Inc. (a)	88,911
806	Moody’s Corporation	284,317
518	Natera, Inc. (a)	23,424
592	Omnicell, Inc. (a)	37,385
5,754	PayPal Holdings, Inc. (a)	436,268
1,638	S&P Global, Inc.	646,207
980	TransUnion	78,096
352	United Rentals, Inc.	163,567
5,681	UnitedHealth Group, Inc.	2,876,688
783	Verisk Analytics, Inc.	179,260
299	Waters Corporation (a)	82,587
		8,922,029
	Energy — 0.4%
672	Enphase Energy, Inc. (a)	102,030
508	First Solar, Inc. (a)	105,359
2,686	Plug Power, Inc. (a)	35,240
1,061	Sunrun, Inc. (a)	20,138
		262,767
	Financial — 21.3%
2,824	Aflac, Inc.	204,288
1,316	Allstate Corporation	148,287
3,013	American Express Company	508,835
3,749	American International Group, Inc.	225,990
2,368	American Tower Corporation	450,654
534	Ameriprise Financial, Inc.	186,072
1,033	Aon plc - Class A	329,011
1,811	Arch Capital Group, Ltd. (a)	140,697

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Schedule of Investments
July 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Financial — 21.3% (Continued)
1,068	Arthur J. Gallagher & Company	$229,406
710	AvalonBay Communities, Inc.	133,942
3,966	Bank of New York Mellon Corporation	179,898
1,208	Brown & Brown, Inc.	85,104
536	Camden Property Trust	58,472
1,916	Capital One Financial Corporation	224,210
536	Cboe Global Markets, Inc.	74,868
1,571	CBRE Group, Inc. - Class A (a)	130,880
2,097	Chubb, Ltd.	428,648
783	Cincinnati Financial Corporation	84,235
2,458	Citizens Financial Group, Inc.	79,295
1,826	CME Group, Inc.	363,301
2,197	Crown Castle, Inc.	237,913
1,329	Discover Financial Services	140,276
471	Equinix, Inc.	381,472
905	Equity LifeStyle Properties, Inc.	64,418
1,895	Equity Residential	124,956
326	Essex Property Trust, Inc.	79,397
197	Everest Group Ltd.	71,020
677	Extra Space Storage, Inc.	94,489
3,443	Fifth Third Bancorp	100,191
1,588	Hartford Financial Services Group, Inc.	114,145
7,313	Huntington Bancshares, Inc.	89,511
2,813	Intercontinental Exchange, Inc.	322,932
2,910	Invitation Homes, Inc.	103,305
1,469	Iron Mountain, Inc.	90,197
4,729	KeyCorp	58,214
3,080	Kimco Realty Corporation	62,401
397	LPL Financial Holdings, Inc.	91,056
851	M&T Bank Corporation	119,021
67	Markel Group, Inc. (a)	97,131
2,513	Marsh & McLennan Companies, Inc.	473,499
6,429	Mastercard, Inc. - Class A	2,534,826
3,317	MetLife, Inc.	208,871

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Schedule of Investments
July 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Financial — 21.3% (Continued)
590	Mid-America Apartment Communities, Inc.	$88,299
1,737	Nasdaq, Inc.	87,701
2,972	Progressive Corporation	374,413
4,686	Prologis, Inc.	584,579
1,862	Prudential Financial, Inc.	179,664
803	Public Storage	226,245
993	Raymond James Financial, Inc.	109,300
3,361	Realty Income Corporation	204,920
4,750	Regions Financial Corporation	96,758
543	SBA Communications Corporation	118,890
1,641	Simon Property Group, Inc.	204,469
620	Sun Communities, Inc.	80,786
2,212	Synchrony Financial	76,402
1,177	Travelers Companies, Inc.	203,162
6,745	Truist Financial Corporation	224,069
1,667	UDR, Inc.	68,147
2,031	Ventas, Inc.	98,544
11,260	Visa, Inc. - Class A	2,676,840
2,497	Welltower, Inc.	205,129
539	Willis Towers Watson plc	113,907
1,062	W.P. Carey, Inc.	71,717
1,026	W.R. Berkley Corporation	63,294
		16,082,569
	Industrial — 6.5%
348	Advanced Drainage Systems, Inc.	42,453
688	Builders FirstSource, Inc. (a)	99,368
4,244	Carrier Global Corporation	252,730
583	C.H. Robinson Worldwide, Inc.	58,405
606	Crown Holdings, Inc.	56,213
1,386	Deere & Company	595,426
709	Dover Corporation	103,493
2,015	Eaton Corporation plc	413,720
474	Energizer Holdings, Inc.	16,922
782	Expeditors International of Washington, Inc.	99,549

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Schedule of Investments
July 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Industrial — 6.5% (Continued)
1,175	FedEx Corporation	$317,191
846	Graco, Inc.	67,113
1,545	Graphic Packaging Holding Company	37,389
272	Hubbell, Inc.	84,864
384	IDEX Corporation	86,711
3,475	Johnson Controls International plc	241,686
904	Keysight Technologies, Inc. (a)	145,616
111	Mettler-Toledo International, Inc. (a)	139,579
2,112	Otis Worldwide Corporation	192,108
458	Owens Corning	64,115
650	Parker-Hannifin Corporation	266,506
584	Rockwell Automation, Inc.	196,393
422	Silgan Holdings, Inc.	18,505
216	Simpson Manufacturing Company, Inc.	34,128
266	Snap-on, Inc.	72,469
771	Stanley Black & Decker, Inc.	76,537
1,164	Trane Technologies plc	232,148
551	Trex Company, Inc. (a)	38,096
1,253	Trimble, Inc. (a)	67,411
3,691	United Parcel Service, Inc. - Class B	690,697
908	Westinghouse Air Brake Technologies Corporation	107,544
		4,915,085
	Technology — 36.2% (b)
3,372	Accenture plc - Class A	1,066,732
3,694	Activision Blizzard, Inc. (a)	342,655
2,320	Adobe, Inc. (a)	1,267,114
8,143	Advanced Micro Devices, Inc. (a)	931,559
782	Akamai Technologies, Inc. (a)	73,899
441	ANSYS, Inc. (a)	150,866
4,293	Applied Materials, Inc.	650,776
762	Atlassian Corporation - Class A (a)	138,638
1,093	Autodesk, Inc. (a)	231,705
3,371	Broadcom, Inc.	3,029,349
595	Broadridge Financial Solutions, Inc.	99,912

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Schedule of Investments
July 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Technology — 36.2% (b) (Continued)
1,372	Cadence Design Systems, Inc. (a)	$321,062
1,427	Cloudflare, Inc. - Class A (a)	98,135
2,591	Cognizant Technology Solutions Corporation - Class A	171,084
1,092	Crowdstrike Holdings, Inc. - Class A (a)	176,533
1,446	Datadog, Inc. - Class A (a)	168,777
1,311	Electronic Arts, Inc.	178,755
756	Entegris, Inc.	82,941
284	EPAM Systems, Inc. (a)	67,254
125	Fair Isaac Corporation (a)	104,746
3,007	Fidelity National Information Services, Inc.	181,563
3,165	Fiserv, Inc. (a)	399,455
3,438	Fortinet, Inc. (a)	267,201
239	HubSpot, Inc. (a)	138,751
21,058	Intel Corporation	753,245
4,617	International Business Machines Corporation	665,679
1,389	Intuit, Inc.	710,751
369	Jack Henry & Associates, Inc.	61,833
704	KLA Corporation	361,821
685	Lam Research Corporation	492,166
691	Lattice Semiconductor Corporation (a)	62,840
4,345	Marvell Technology, Inc.	282,990
2,734	Microchip Technology, Inc.	256,832
5,549	Micron Technology, Inc.	396,143
343	MongoDB, Inc. (a)	145,226
228	Monolithic Power Systems, Inc.	127,564
395	MSCI, Inc.	216,492
1,087	NetApp, Inc.	84,797
9,646	NVIDIA Corporation	4,507,479
2,191	ON Semiconductor Corporation (a)	236,080
7,871	Oracle Corporation	922,717
1,638	Paychex, Inc.	205,520
261	Paycom Software, Inc.	96,246
559	PTC, Inc. (a)	81,508
5,670	QUALCOMM, Inc.	749,404

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Schedule of Investments
July 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Technology — 36.2% (b) (Continued)
1,785	ROBLOX Corporation - Class A (a)	$70,061
9,292	Salesforce, Inc. (a)	2,090,793
979	Seagate Technology Holdings plc	62,167
1,032	ServiceNow, Inc. (a)	601,656
807	Skyworks Solutions, Inc.	92,297
1,389	Snowflake, Inc. - Class A (a)	246,839
775	Splunk, Inc. (a)	83,956
1,114	SS&C Technologies Holdings, Inc.	64,891
771	Synopsys, Inc. (a)	348,338
850	Take-Two Interactive Software, Inc. (a)	129,999
792	Teradyne, Inc.	89,448
4,600	Texas Instruments, Inc.	828,000
898	Twilio, Inc. - Class A (a)	59,295
211	Tyler Technologies, Inc. (a)	83,689
734	Veeva Systems, Inc. - Class A (a)	149,897
1,104	VMware, Inc. - Class A (a)	174,024
1,624	Western Digital Corporation (a)	69,117
1,030	Workday, Inc. - Class A (a)	244,244
260	Zebra Technologies Corporation - Class A (a)	80,070
1,092	Zoom Video Communications, Inc. - Class A (a)	80,098
		27,405,674
	Utilities — 0.2%
990	American Water Works Company, Inc.	145,956
	TOTAL COMMON STOCKS (Cost $61,814,393)	75,488,131

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Schedule of Investments
July 31, 2023 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.2%
157,932	First American Government Obligations Fund - Class X, 5.18% (c)	$157,932
	TOTAL SHORT-TERM INVESTMENTS (Cost $157,932)	157,932
	Total Investments (Cost $61,972,325) — 100.0%	75,646,063
	Other Assets in Excess of Liabilities — 0.0% (d)	10,148
	NET ASSETS — 100.0%	$75,656,211

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in Notes to Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of July 31, 2023.
(d)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Statement of Assets and Liabilities

July 31, 2023

ASSETS
Investments in securities, at value (Cost $61,972,325)	$75,646,063
Dividends and interest receivable	47,834
Total assets	75,693,897

LIABILITIES
Management fees payable	37,686
Total liabilities	37,686

NET ASSETS	$75,656,211

Net Assets Consist of:
Paid-in capital	$65,577,040
Total distributable earnings (accumulated deficit)	10,079,171
Net assets	$75,656,211

Net Asset Value:
Net assets	$75,656,211
Shares outstanding ^	1,875,000
Net asset value, offering and redemption price per share	$40.35

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Statement of Operations

For the Year Ended July 31, 2023

INCOME
Dividends	$915,557
Interest	6,314
Total investment income	921,871

EXPENSES
Management fees	393,982
Total expenses	393,982

Net investment income (loss)	527,889

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,433,013)
In-kind redemptions	665,683
Change in unrealized appreciation (depreciation) on investments	10,267,937
Net realized and unrealized gain (loss) on investments	9,500,607
Net increase (decrease) in net assets resulting from operations	$10,028,496

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Statements of Changes in Net Assets

	Year Ended July 31, 2023	Year Ended July 31, 2022
OPERATIONS
Net investment income (loss)	$527,889	$380,970
Net realized gain (loss) on investments	(767,330)	694,417
Change in unrealized appreciation (depreciation) on investments	10,267,937	(10,513,437)
Net increase (decrease) in net assets resulting from operations	10,028,496	(9,438,050)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(532,973)	(337,892)
Total distributions to shareholders	(532,973)	(337,892)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	23,454,548
Payments for shares redeemed	(1,715,610)	(5,163,675)
Net increase (decrease) in net assets derived from capital share transactions (a)	(1,715,610)	18,290,873
Net increase (decrease) in net assets	$7,779,913	$8,514,931

NET ASSETS
Beginning of year	$67,876,298	$59,361,367
End of year	$75,656,211	$67,876,298

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	—	575,000
Shares redeemed	(50,000)	(125,000)
Net increase (decrease)	(50,000)	450,000

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended July 31,			Period Ended July 31,
	2023	2022	2021	2020(1)
Net asset value, beginning of year/period	$35.26	$40.24	$28.93	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.28	0.22	0.20	0.27
Net realized and unrealized gain (loss) on investments (6)	5.09	(5.01)	11.31	3.87
Total income (loss) from investment operations	5.37	(4.79)	11.51	4.14

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.28)	(0.19)	(0.20)	(0.21)
Total distributions to shareholders	(0.28)	(0.19)	(0.20)	(0.21)

Net asset value, end of year/period	$40.35	$35.26	$40.24	$28.93

Total return	15.36%	-11.94%	39.89%	16.71	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$75,656	$67,876	$59,361	$22,424

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.60%	0.60%	0.60%	0.60	%(4)
Net investment income (loss) to average net assets	0.80%	0.56%	0.58%	1.16	%(4)
Portfolio turnover rate (5)	20%	17%	22%	18	%(3)

(1)	Commencement of operations on September 9, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

US Vegan Climate ETF

Notes to Financial Statements
July 31, 2023

NOTE 1 – ORGANIZATION

US Vegan Climate ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Beyond Investing US Vegan Climate® Index (the “Index”). The Fund commenced operations on September 9, 2019.

The end of the reporting period for the Fund is July 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2023 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® Exchanges (collectively, “Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

US Vegan Climate ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

US Vegan Climate ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$75,488,131	$—	$—	$75,488,131
Short-Term Investments	157,932	—	—	157,932
Total Investments in Securities	$75,646,063	$—	$—	$75,646,063

^	See Schedule of Investments for breakout of investments by sector.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis.

US Vegan Climate ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

Dividend income and expense are recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income and expense is recorded on an accrual basis.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid quarterly by the Fund. Distributions to shareholders of net realized gains on securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

US Vegan Climate ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

The permanent differences primarily relate to redemptions in-kind. For the fiscal year ended July 31, 2023, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(652,336)	$652,336

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Beyond Investing LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and all other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets. The Adviser is responsible for paying the Sub-Adviser.

US Vegan Climate ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $13,137,383 and $13,128,176, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, there were no in-kind transactions associated with creations and $1,665,710 associated with redemptions.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at July 31, 2023 were as follows:

Tax cost of investments	$62,274,401
Gross tax unrealized appreciation	$18,424,909
Gross tax unrealized depreciation	(5,053,247)
Net tax unrealized appreciation (depreciation)	13,371,662
Undistributed ordinary income	68,672
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(3,361,163)
Distributable earnings (accumulated deficit)	$10,079,171

The differences between the cost basis for financial statement and federal income tax purposes are primarily due to timing differences in recognizing wash sales.

US Vegan Climate ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2023, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of July 31, 2023, the Fund had $2,085,832 of short-term capital loss carryforward and $1,275,330 of long-term capital loss carryforward available for federal income tax purposes. These amounts do not have an expiration date.

The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2023 and July 31, 2022, was as follows:

	Year Ended July 31, 2023	Year Ended July 31, 2022
Ordinary Income	$532,973	$337,892

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Prior to December 2, 2022, Shares of the Fund were listed and traded on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the creation or redemption

US Vegan Climate ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2023 (Continued)

of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Concentration Risk. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

US Vegan Climate ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of US Vegan Climate ETF and

Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of US Vegan Climate ETF (the “Fund”), a series of ETF Series Solutions, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for the years ended July 31, 2023, 2022, 2021, and the period from September 9, 2019 (commencement of operations) through July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of Its operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

US Vegan Climate ETF

Report of Independent Registered Public Accounting Firm

(Continued)

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

September 22, 2023

US Vegan Climate ETF

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	57	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	57	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	57	Independent Trustee, PPM Funds (2 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	57	None

US Vegan Climate ETF

Trustees and Officers

(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Alyssa M. Bernard Born: 1988	Vice President	Indefinite term; since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018–2021); Attorney, Waddell & Reed Financial, Inc. (2017–2018).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021-2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Secretary	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).
Vladimir V. Gurevich Born: 1983	Assistant Treasurer	Indefinite term; since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Officer, U.S. Bancorp Fund Services, LLC (2021-2023); Fund Administrator, UMB Fund Services, Inc. (2015–2021).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014-2017, 2018-2022).
Kathryne E. Keough Born: 1995	Assistant Secretary	Indefinite term; since 2023

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2021); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2020–2021); Law Student (2018-2021).

US Vegan Climate ETF

Trustees and Officers

(Unaudited) (Continued)

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.veganetf.com.

US Vegan Climate ETF

Expense Example

For the Six-Months Ended July 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example Table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

US Vegan Climate ETF

Expense Example

For the Six-Months Ended July 31, 2023 (Unaudited) (Continued)

	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,170.20	$3.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.60%, multiplied by the average account value during the six-month period, multiplied by 181/365, to reflect the one-half year period.

US Vegan Climate ETF

Approval of Advisory Agreement & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 12-13, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Beyond Investing LLC (the “Adviser”) and the Trust, on behalf of U.S. Vegan Climate ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Fund by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares the Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to the Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Fund, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Fund, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, representatives from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the continuation of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with

US Vegan Climate ETF

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

the Adviser providing investment management services to the Fund. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Fund, including oversight of the Fund’s sub-adviser, monitoring the Fund’s adherence to its investment restrictions and compliance with the Fund’s policies and procedures and applicable securities regulations, as well as monitoring the extent to which the Fund achieves its investment objective as a passively managed fund. Additionally, the Board considered that the Adviser’s affiliate, Beyond Advisors IC, serves as index provider to the Fund, and the Adviser will provide advisory services to the Fund based on its affiliated index.

Historical Performance. The Trustees next considered the Fund’s performance. The Board observed that information regarding the Fund’s past investment performance, for periods ended March 31, 2023, had been included in the Materials, including the Barrington Report, which compared the performance results of the Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category – US Fund Large Growth (the “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be the Fund’s most direct competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The funds included by the Adviser in the Selected Peer Group include funds that, based on a combination of quantitative and qualitative considerations made by the Adviser, have similar investment objectives and principal investment strategies as the Fund.

The Board then noted that, for the one- and three-year periods ended March 31, 2023, the Fund outperformed the median return of funds in both its Peer Group and Category Peer Group. The Board took into consideration that the Peer Group included a mix of index-based and actively managed funds, some of which did not have environmental, social, and governance (ESG) themes. The Board also considered that the Fund underperformed all of the funds in its Selected Peer Group over the one-year period ended March 31, 2023, but generally performed within the range of funds in the Selected Peer Group over the three-year period. The Board took into consideration the Adviser’s view that the Selected Peer Group was comprised primarily of broad-based, large cap funds that make fossil-free investments and have criteria related to animals

US Vegan Climate ETF

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

within their screening policies. The Board further noted, however, the Adviser’s view that none of the funds in the Selected Peer Group employ vegan policies similar to those of the Fund.

Because the Fund is designed to track the performance of an index, the Board considered, among other things, the extent to which the Fund tracked its index before fees and expenses. The Board noted that, for each of the one-year, three-year, and since inception periods ended March 31, 2023, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund underperformed its broad-based benchmark, the S&P 500® Index, for each of the one-year, three-year, and since inception periods. The Board considered, however, that the Fund does not seek broad exposure to the large-cap U.S. equity market like its benchmark; rather, the Fund seeks to address the concerns of vegans, animal lovers, and environmentalists by avoiding investments in companies whose activities directly contribute to animal suffering, destruction of the natural environment, and climate change.

Cost of Services Provided and Economies of Scale. The Board then reviewed the Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of the Adviser’s own fee and resources.

The Board noted that the Fund’s net expense ratio was equal to its unified fee. The Board then compared the Fund’s net expense ratio to those of its Peer Group and Category Peer Group, as shown in the Barrington Report, as well as its Selected Peer Group. The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in the Peer Group and the Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of the funds in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and

US Vegan Climate ETF

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability with respect to the Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the structure and amount of the fee or by other means.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

US Vegan Climate ETF

Approval of Sub-Advisory Agreement & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 5-6, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) by and among Beyond Investing LLC (the “Adviser”), Penserra Capital Management, LLC (the “Sub-Adviser”), and the Trust, on behalf of the US Vegan Climate ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Sub-Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Sub-Adviser from services rendered to the Fund; (iv) the extent to which any economies of scale realized by the Sub-Adviser in connection with its services to the Fund are shared with Fund shareholders; (v) any other financial benefits to the Sub-Adviser and its affiliates resulting from services rendered to the Fund; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Sub-Adviser, along with other service providers of the Fund, had provided written and oral updates on the firm over the course of the year with respect to its role as investment sub-adviser to the Fund, and the Board considered that information alongside the Materials in its consideration of whether the Sub-Advisory Agreement should be continued. The Board also noted that the Sub-Adviser provides investment sub-advisory services to other series of the Trust and, over the course of the year, the Sub-Adviser provided written and oral updates to the Board with respect to its sub-advisory services to those funds. Additionally, at the Meeting, a representative from the Sub-Adviser provided an oral overview of the services provided to the Fund by the Sub-Adviser and additional information about the Sub-Adviser’s personnel and business operations. The Board then discussed the Materials and the Sub-Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the continuation of the Sub-Advisory Agreement in light of this information.

Approval of the Continuation of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Sub-Advisory Agreement, noting that the Sub-Adviser had provided and would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Sub-Adviser’s compliance program. The Board also considered

US Vegan Climate ETF

Approval of Sub-Advisory Agreement & Board Considerations

(Unaudited) (Continued)

its previous experience with the Sub-Adviser providing investment management services to the Fund, as well as other series of the Trust. The Board noted that it had received a copy of the Sub-Adviser’s registration form and financial statements, as well as the Sub-Adviser’s response to a detailed series of questions that included, among other things, information about the Sub-Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board noted the responsibilities that the Sub-Adviser has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and/or accounts for which it provides sub-advisory services.

Historical Performance. The Trustees next considered the Fund’s performance. Because the Fund is designed to track the performance of an index, the Board considered, among other things, the extent to which the Fund tracked its index before fees and expenses. The Board noted that, for each of the one-year, three-year, and since inception periods ended December 31, 2022, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund underperformed its broad-based benchmark, the S&P 500® Index, for each of the one-year, three-year, and since inception periods. The Board considered, however, that the Fund does not seek broad exposure to the large-cap U.S. equity market like its benchmark; rather, the Fund seeks to address the concerns of vegans, animal lovers, and environmentalists by avoiding investments in companies whose activities directly contribute to animal suffering, destruction of the natural environment, and climate change.

Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to the Funds. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid to each firm given the work performed by each firm

US Vegan Climate ETF

Approval of Sub-Advisory Agreement & Board Considerations

(Unaudited) (Continued)

and noted that the fees were generally in line with those charged by the Sub-Adviser in connection with other exchange-traded funds managed by the Sub-Adviser. The Board noted that the Sub-Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Sub-Adviser from its relationship with the Fund, taking into account analyses of the Sub-Adviser’s profitability with respect to the Fund at various Fund asset levels.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further noted that although the Fund’s sub-advisory fee includes asset-level breakpoints, because the Fund pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than the Fund’s shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including Independent Trustees, unanimously determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

US Vegan Climate ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

US Vegan Climate ETF

Federal Tax Information

(Unaudited)

For the fiscal year ended July 31, 2023, certain dividends paid by the Fund may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions that qualified for the corporate dividend received deduction for the fiscal year ended July 31, 2023 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.veganetf.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.veganetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.veganetf.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

US Vegan Climate ETF

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.veganetf.com.

(This Page Intentionally Left Blank.)

Adviser
Beyond Investing LLC
14391 Spring Hill Drive, Suite 301
Spring Hill, Florida 34609

Sub-Adviser
Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Index Provider
Beyond Advisors IC
Digital Hub Jersey, Block 3, Ground Floor Grenville Street
St. Helier, Jersey JE2 4UF

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

US Vegan Climate ETF
Symbol – VEGN
CUSIP – 26922A297

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 07/31/2023	FYE 07/31/2022
(a) Audit Fees	$15,000	$14,500
(b) Audit-Related Fees	0	0
(c) Tax Fees	$3,500	$3,500
(d) All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 07/31/2023	FYE 07/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 07/31/2023	FYE 07/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, Janet D. Olsen and Leonard M. Rush.

b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	10/04/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	10/04/2023

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	10/04/2023

*	Print the name and title of each signing officer under his or her signature.